EXECUTION COPY

                                 AMENDMENT NO. 3


         AMENDMENT NO. 3, dated as of September 15, 2005 (this "Amendment"), to the Credit Agreement, dated as of February 4, 2003 (as amended by that certain Amendment No. 1, Consent and Waiver dated as of November 12, 2003, as further amended by that certain Amendment No. 2 dated as of August 1, 2004 and as otherwise amended, supplemented or modified prior to the date hereof, the "Credit Agreement"), among WARNACO INC., a Delaware corporation (the "Borrower"), THE WARNACO GROUP, INC. ("Group"), the financial institutions from time to time party thereto as lenders (the "Lenders"), the financial institutions from time to time party thereto as issuers (the "Issuers"), CITICORP NORTH AMERICA, INC. ("CNAI"), as administrative agent and collateral agent for the Lenders and the Issuers (in such capacity, the "Administrative Agent"), JPMORGAN CHASE BANK, N.A. (F/K/A, JPMORGAN CHASE BANK), as syndication agent for the Lenders and the Issuers and BANK OF AMERICA, NA, THE CIT GROUP/COMMERCIAL SERVICES, INC., and WACHOVIA CAPITAL FINANCE CORPORATION
(CENTRAL) (F/K/A, CONGRESS FINANCIAL CORPORATION (CENTRAL)), each as a co-documentation agent for the Lenders and Issuers. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.


                              W I T N E S S E T H:

         WHEREAS, the Borrower, Group, the Lenders, the Issuers and the Administrative Agent are party to the Credit Agreement and the undersigned Lenders constitute all of the Lenders;

         WHEREAS, the Borrower and Group have requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement to, among other things, (i) extend the Scheduled Termination Date to February 3, 2009; (ii) reduce the Applicable Margin; (iii) allow for unlimited acquisitions and repurchases of common stock (provided certain conditions are met); (iv) permit payment of dividends on the common stock of Group; (v) allow for additional indebtedness of up to $30,000,000, which will be used to finance the construction of a new distribution facility in Pennsylvania for Calvin Klein, Intimate Apparel and Chaps products; and (vi) reduce the pricing with respect to certain designated Letters of Credit that are cash collateralized by the Borrower;

         WHEREAS, pursuant to Section 11.1 (Amendments, Waiver, Etc.) of the Credit Agreement, the consent of the Requisite Lenders is required to amend the provisions of the Credit Agreement as set forth herein (other than with respect to Sections 1(a) and (g) for which the consent of all Lenders is required); and

         NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

     Section 1.     Amendments to Credit Agreement

         The Credit Agreement is, effective as of the Amendment Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in
Section 2 (Conditions Precedent to the Effectiveness of this Amendment) hereof, hereby amended as follows:

         (a) Amendment to the definition of "Applicable Unused Commitment Fee Rate" in Article I (Definitions, Interpretation and Accounting Terms). The definition of "Applicable Unused Commitment Fee Rate" is hereby amended and restated in its entirety to read as follows:

         "Applicable Unused Commitment Fee Rate" means, as of any date of determination, a per annum rate equal to the rate set forth below opposite the then applicable Leverage Ratio of Group (determined on the last day of the most recent Fiscal Quarter for which Financial Statements have been delivered pursuant to Section 6.1(b) or Section 6.1(c)) set forth below:

      -----------------------------------------------------------------
      LEVERAGE RATIO                                   Unused
                                                     Commitment
                                                      Fee Rate
      -----------------------------------------------------------------
      Greater than or equal to 1.5 to 1                0.375%
      -----------------------------------------------------------------
      Less than 1.5 to 1 and equal to or               0.375%
      greater than 1.25 to 1
      -----------------------------------------------------------------
      Less than 1.25 to 1 and equal to or              0.325%
      greater than 1.00 to 1
      -----------------------------------------------------------------
      Less than 1.0 to 1                                0.25%
      -----------------------------------------------------------------

Changes in the Applicable Unused Commitment Fee Rate resulting from a change in the Leverage Ratio on the last day of any subsequent Fiscal Quarter shall become effective 10 Business Days after delivery by the Borrower to the Administrative Agent of new Financial Statements pursuant to Section 6.1(b) or Section 6.1(c) as applicable. Notwithstanding anything to the contrary set forth in this Agreement (including the then effective Leverage Ratio of Group), if the Borrower shall fail to deliver such Financial Statements within any of the time periods required under Section 6.1(b) or Section 6.1(c) (as either such section has been amended, waived or otherwise modified), the Applicable Unused Commitment Fee Rate from and including the day on which such Financial Statements were due, to but not including the date the Borrower delivers to the Administrative Agent such Financial Statements, shall equal the highest possible Applicable Unused Commitment Fee Rate provided for by this definition.

         (b) Amendment to the definition of "Applicable Margin" in Article I (Definitions, Interpretation and Accounting Terms). The definition of "Applicable Margin" is hereby amended by deleting the table set forth therein and inserting the following new table in its place:

  ------------------------------------------------------------------------------
  LEVERAGE RATIO                            BASE RATE         EURODOLLAR
                                              LOANS           RATE LOANS
  ------------------------------------------------------------------------------
  Greater than or equal to 1.5 to 1           0.75%              1.75%
  ------------------------------------------------------------------------------
  Less than 1.5 to 1 and equal to or          0.50%              1.50%
  greater than 1.25 to 1
  ------------------------------------------------------------------------------
  Less than 1.25 to 1 and equal to or         0.50%              1.50%
  greater than 1.00 to 1
  ------------------------------------------------------------------------------
  Less than 1.0 to 1                          0.25%              1.25%
  ------------------------------------------------------------------------------

         (c) Amendment to the definition of "Available Credit" in Article I (Definitions, Interpretation and Accounting Terms). The definition of "Available Credit" is hereby amended and restated in its entirety to read as follows:

         "Available Credit" means, at any time, (a) the lesser of (i) the Commitments in effect at such time and (ii) the Borrowing Base (plus the amount of Letter of Credit Obligations in respect of Collateralized Letters of Credit) at such time minus (b) the sum of (i) the aggregate Outstandings at such time and (ii) the aggregate amount of any Availability Reserve in effect at such time

         (d) Insertion of the definition of "Collateralized Letters of Credit" in Article I (Definitions, Interpretation and Accounting Terms). The following definition of "Collateralized Letters of Credit" shall be inserted in the correct alphabetical order as follows:

         "Collateralized   Letters  of  Credit"  means  the  Letters  of  Credit
     designated  by  the  Borrower  in  writing  to  the  Administrative   Agent
     simultaneously with (but no more frequently than once per week) the delivery of the Borrowing Base Certificate required by Section 6.12(a) (Borrowing Base Determination) as "Collateralized Letters of Credit" with respect to which the Borrower maintains funds in the Special Cash Collateral Account as required by Section 2.4(n) (Letters of Credit). The Borrower may not designate any Letter of Credit as a Collateralized Letter of Credit if a Default or an Event of Default shall have occurred and is continuing. The Borrower may withdraw its designation as "Collateralized Letters of Credit" of one or more of the Letters of Credit so designated by written notice to the Administrative Agent delivered simultaneously with (but no more frequently than once per week) the delivery of the Borrowing Base Certificate required by Section 6.12(a) (Borrowing Base Determination).

         (e) Amendment to the definition of "Maximum Credit" in Article I (Definitions, Interpretation and Accounting Terms). The definition of "Maximum Credit" is hereby amended and restated in its entirety to read as follows:

         "Maximum Credit" means, at any time, (a) the lesser of (i) the Commitments in effect at such time and (ii) the Borrowing Base (plus the amount of Letter of Credit Obligations in respect of Collateralized Letters of Credit) at such time, minus (b) the aggregate amount of any Availability Reserve in effect at such time.

         (f) Amendment to the definition of "Permitted Acquisition" in Article I (Definitions, Interpretation and Accounting Terms). Clause (d) of the definition of "Permitted Acquisition" is hereby amended and restated in its entirety to read as follows:

         (d) the Dollar Equivalent of the aggregate Permitted Acquisition Consideration for such Proposed Acquisition and all other Permitted Acquisitions shall not exceed an amount equal to $15,000,000 (provided that the Stock and Stock Equivalents of Group forming part of such consideration shall be excluded from the calculation of the foregoing $15,000,000 limit); provided, however, if on the date of consummation of any Proposed
     Acquisition, no Loans are outstanding, then the aggregate Permitted Acquisition Consideration for such Proposed Acquisition may be increased by an amount equal to the then available Cash on Hand; provided further, however, that there shall be no Dollar limit on Permitted Acquisition Consideration for any Proposed Acquisition or Permitted Acquisition if after giving effect to such Proposed Acquisition or Permitted Acquisition, Available Credit is at least equal to $50,000,000.

         (g)  Amendment to the  definition of  "Scheduled  Termination  Date" in
Article I (Definitions, Interpretation and Accounting Terms). The definition of "Scheduled Termination Date" is hereby amended and restated in its entirety as follows:

         "Scheduled Termination Date" means February 3, 2009.

         (h) Insertion of the definition of "Amendment No. 3 Effective Date" in Article I (Definitions, Interpretation and Accounting Terms). The following definition of "Amendment No. 3 Effective Date" shall be inserted in the correct alphabetical order as follows:

         "Amendment No. 3 Effective Date" means September 15, 2005.

         (i) Insertion of the definition of "Special Cash Collateral Account" in Article I (Definitions, Interpretation and Accounting Terms). The following definition of "Special Cash Collateral Account" shall be inserted in the correct alphabetical order as follows:

         "Special Cash Collateral Account" means that certain account number 3060-4171 maintained with Citibank, N.A. (or such other account maintained with the Administrative Agent or an affiliate thereof and/or under the control of the Administrative Agent) for the purpose of cash collateralizing the Collateralized Letters of Credit.

         (j) Amendments to Section 2.4 (Letters of Credit). Section 2.4 (Letters of Credit) of the Credit Agreement is hereby amended by inserting a new clause (n) immediately after clause (m) thereof to read in its entirety as follows:

         (n) The Borrower shall maintain in the Special Cash Collateral Account an amount equal to or exceeding 100% (or, if a Default or Event of Default is continuing, 105%) of the aggregate undrawn face amount under the Letters of Credit that have been designated by the Borrower as Collateralized Letters of Credit. The Administrative Agent may, in its sole discretion, from time to time after funds are deposited in the Special Cash Collateral Account, apply funds then held in the Special Cash Collateral Account to the payment of the then due and payable Obligations in respect of the Collateralized Letters of Credit. If at any time the amount of funds deposited in the Special Cash Collateral Account exceed 100% (or, if a Default or Event of Default is continuing, 105%) of the aggregate undrawn face amount of the Collateralized Letters of Credit, the Administrative Agent shall upon the request of the Borrower remit the amount of such excess to the Borrower. If at any time the aggregate amount in the Special Cash Collateral Account is less than 100% (or, if a Default or Event of Default is continuing, 105%) of the aggregate undrawn face amount of the Collateralized Letters of Credit, the Borrower, after notice (including telephonic notice) to it by the Administrative Agent, immediately shall cause the amount deposited in the Special Cash Collateral Account to equal or exceed 100% (or, if a Default or Event of Default is continuing, 105%) of the aggregate undrawn face amount of the Collateralized Letters of Credit by either (i) depositing additional funds in the Special Cash Collateral Account or (ii) withdrawing its designation as "Collateralized Letters of Credit" of one or more of the Letters of Credit so designated. If the Borrower does not deposit additional funds into the Special Cash Collateral Account or withdraw its designation as "Collateralized Letters of Credit" of one or more of the Letters of Credit, it shall not be a Default or an Event of Default if the Administrative Agent, in its sole discretion, withdraws the designation as "Collateralized Letters of Credit" of one or more or all of the Letters of Credit so designated so that the aggregate amount in the Special Cash Collateral Account equals or exceeds
     100% (or, if a Default or Event of Default is continuing, 105%) of the aggregate undrawn face amount of the remaining Collateralized Letters of Credit.

         (k) Amendments to Section 2.12 (Fees). Section 2.12(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         (b) Letter of Credit Fees. The Borrower agrees to pay the following amounts with respect to Letters of Credit Issued by any Issuer:

               (i) to each Issuer of a Letter of Credit, (A) with respect to each Letter of Credit (other than Collateralized Letters of Credit) Issued by such Issuer, an issuance fee equal to an amount to be agreed by such Issuer and the Borrower but in any event not greater than 0.25% per annum, and (B) with respect to each Collateralized Letter of Credit, an issuance fee equal to 0.125% per annum (the issuance fee set forth in either (A) or (B), the "Issuing Fee") of the maximum amount available from time to time to be drawn under such Letter of Credit, payable in arrears (I) on the first Business Day of each calendar quarter, commencing on the first such day following the issuance of such Letter of Credit and (II) on the Termination Date;

               (ii) to the Administrative Agent for the ratable benefit of the Lenders, with respect to each Letter of Credit (other than Collateralized Letters of Credit), a fee accruing at a rate per annum equal to the Applicable Margin for Loans that are Eurodollar Rate Loans less an amount equal to the Issuing Fee paid by the Borrower in respect of such Letter of Credit, of the maximum amount available from time to time to be drawn under such Letter of Credit, payable in arrears (A) on the first Business Day of each calendar quarter, commencing on the first such day following the issuance of such Letter of Credit, and (B) on the Termination Date; provided, however, that during the continuance of an Event of Default, such fee shall be increased by two percent per annum and shall be payable on demand;

               (iii) to the Administrative Agent for the ratable benefit of the Lenders, with respect to each Collateralized Letter of Credit, a fee accruing at a rate per annum equal to 0.20% of the maximum amount available from time to time to be drawn under such Letter of Credit, payable in arrears (A) on the first Business Day of each calendar quarter, commencing on the first such day following the issuance of such Letter of Credit, and (B) on the Termination Date; provided, however, that during the continuance of an Event of Default, such fee shall be increased by two percent per annum and shall be payable on demand; and

               (iv) to the Issuer of any Letter of Credit, with respect to the issuance, amendment or transfer of each Letter of Credit and each drawing made thereunder, documentary and processing charges in accordance with such Issuer's standard schedule for such charges in effect at the time of issuance, amendment, transfer or drawing, as the case may be.

         (l) Amendments to Section 2.13 (Payments and Computations). Section 2.13(h) of the Credit Agreement is hereby amended by deleting clause 2.13(h)(ix) and the proviso following clause 2.13(h)(ix) and restating it in its entirety to read as follows:

         provided, however, that if sufficient funds are not available to fund all payments to be made in respect of any of the Obligations described in any of the foregoing clauses first through eighth, the available funds being applied with respect to any such Obligation (unless otherwise specified in such clause) shall be allocated to the payment of such Obligations ratably, based on the proportion of the Administrative Agent's and each Lender's or Issuer's interest in the aggregate outstanding Obligations described in such clauses; provided, however, that payments that would otherwise be allocated to the Lenders shall be allocated first to repay Protective Advances and Swing Loans pro rata and then to the Lenders; provided, further, that any funds on deposit in the Special Cash Collateral Account shall be applied first to Obligations in respect of the Collateralized Letters of Credit (and to the extent such Collateralized Letters of Credit are undrawn, to continue to collateralize such Collateralized Letters of Credit) and then in the order of priority set forth above in clauses first through eighth. The order of priority set forth in clauses first through eighth of this Section 2.13(h) may at any time and from time to time be changed by the agreement of the Requisite Lenders without necessity of notice to or consent of or approval by the Borrower, any Secured Party that is not a Lender or an Issuer, or any other Person. The order of priority set forth in clauses first through fifth of this Section 2.13(h) may be changed only with the prior written consent of the Administrative Agent in addition to the Requisite Lenders.

         (m) Amendments to Section 5.1 (Maximum Leverage Ratio). Section 5.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         Maximum Leverage Ratio. Group shall maintain a Leverage Ratio, for any Fiscal Quarter in which Available Credit has been less than $50,000,000 on any day (determined as of 5:00 PM New York City time on that day), as determined as of the last day of the Fiscal Quarter set forth below ended closest to such day, for the four Fiscal Quarters ending on such day of not more than the maximum ratio set forth below opposite such Fiscal Quarter:

      -------------------------------------------------------------------
              FISCAL QUARTER ENDING ON                 MAXIMUM
                     OR ABOUT                      LEVERAGE RATIO
      -------------------------------------------------------------------
                  June 30, 2003                       2.75 to 1
      -------------------------------------------------------------------
                September 30, 2003                    2.75 to 1
      -------------------------------------------------------------------
                December 31, 2003                     2.75 to 1
      -------------------------------------------------------------------
                  March 31, 2004                      2.50 to 1
      -------------------------------------------------------------------
                  June 30, 2004                       2.50 to 1
      -------------------------------------------------------------------
                September 30, 2004                    2.50 to 1
      -------------------------------------------------------------------
                December 31, 2004                     2.50 to 1
      -------------------------------------------------------------------
                  March 31, 2005                      2.25 to 1
      -------------------------------------------------------------------
                  June 30, 2005                       2.25 to 1
      -------------------------------------------------------------------
                September 30, 2005                    2.25 to 1
      -------------------------------------------------------------------
                December 31, 2005                     2.25 to 1
      -------------------------------------------------------------------
                  March 31, 2006                      2.25 to 1
      -------------------------------------------------------------------
                  June 30, 2006                       2.25 to 1
      -------------------------------------------------------------------
                September 30, 2006                    2.25 to 1
      -------------------------------------------------------------------
        December 31, 2006 and each Fiscal             2.25 to 1
            Quarter ending thereafter
      -------------------------------------------------------------------

         (n)  Amendments to Section 5.2 (Minimum Fixed Charge Coverage Ratio).
Section 5.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         Minimum Fixed Charge Coverage Ratio. Group shall maintain a Fixed Charge Coverage Ratio, for any Fiscal Quarter in which Available Credit has been less than $50,000,000 on any day (determined as of 5:00 PM New York City time on that day), as determined as of the last day of the Fiscal Quarter set forth below ended closest to such day, for the four Fiscal Quarters ending on such day of at least the minimum ratio set forth below opposite such Fiscal Quarter:

      -------------------------------------------------------------------
             FISCAL QUARTER ENDING ON               MINIMUM FIXED
                     OR ABOUT                   CHARGE COVERAGE RATIO
      -------------------------------------------------------------------
                December 31, 2003                     2.00 to 1
      -------------------------------------------------------------------
                  March 31, 2004                      1.50 to 1
      -------------------------------------------------------------------
                  June 30, 2004                       1.50 to 1
      -------------------------------------------------------------------
        September 30, 2004 and each Fiscal            1.75 to 1
            Quarter ending thereafter
      -------------------------------------------------------------------

         (o) Amendments to Section 5.3 (Capital Expenditures). Section 5.3 of the Credit Agreement is hereby amended and restated it in its entirety to read as follows:

         Section 5.3 Capital Expenditures. Group will not permit Capital Expenditures by the Borrower and the other Subsidiaries of Group, for any Fiscal Year in which Available Credit has been less than $50,000,000 on any day, to be made or incurred during any Fiscal Year to exceed $32,000,000; provided, however, that (a) to the extent that actual Capital Expenditures for such Fiscal Year shall be less than $32,000,000 (without giving effect to the carryover permitted by this proviso), the amount of such shortfall (not to exceed 50% of the available amount for such Fiscal Year) shall be, in addition, available for Capital Expenditures in the next succeeding Fiscal Year, (b) Capital Expenditures shall not include any amounts credited to, or received by, any Warnaco Entity in connection with a substantially contemporaneous trade in or Capital Expenditures constituting a reinvestment of Net Cash Proceeds in replacement assets pursuant to
     Section 2.9(b)(i), (c) Capital Expenditures shall not include Capital Expenditures related to the construction of a new distribution facility in Pennsylvania for Calvin Klein, Intimate Apparel and Chaps products permitted by Section 8.1(n) (Indebtedness) and (d) in the event of a sale of the Stock or the assets by a Warnaco Entity constituting a business division of the Warnaco Entities, (other than the Allen B. Schwartz Business) each maximum Capital Expenditure level set forth above for the Fiscal Year ending after such sale shall be reduced by an amount equal to the Capital Expenditure allocable to such business division, as listed on
     Schedule 5.3 (Capital Expenditure Adjustments) with respect to such period (or, if such sale occurs during such period, such portion of such period occurring after such sale), provided that the foregoing formula and timing of the application of the reduction in maximum Capital Expenditure levels may be adjusted in the reasonable discretion of the Administrative Agent to take into consideration the terms of such sale.

         (p) Amendments to Section 6.1 (Financial Statements). Section 6.1(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         (d) Compliance Certificate. (i) Together with each delivery of any financial statement pursuant to clauses (b) and (c) of this Section 6.1, a certificate of a Responsible Officer of Group substantially in the form of Exhibit H hereto (each, a "Compliance Certificate") (x) showing in reasonable detail the calculations necessary to determine the Applicable Margin and (y) stating that no Default or Event of Default has occurred and is continuing or, if a Default or an Event of Default has occurred and is continuing, stating the nature thereof and the action which Group proposes to take with respect thereto and (ii) promptly after any day on which Available Credit has been less than $50,000,000, a Compliance Certificate showing in reasonable detail the calculations used in demonstrating compliance, as of the last day of the Fiscal Quarter ended closest to such day, for the four Fiscal Quarters ending on such day, with each of the financial covenants contained in Article V;

         (q) Amendments to Section 7.14 (Post Closing Matters). Section 7.14 of the Credit Agreement is hereby amended and restated it in its entirety to read as follows:

         Section 7.14 Post Closing Matters. Each of Group and the Borrower shall, and shall cause each of its applicable Subsidiaries to, (i) satisfy the requirements set forth on Schedule 7.14 (Post Closing Matters) on or before the date set forth opposite such requirement or such later date as consented to by the Administrative Agent and (ii) provide evidence satisfactory to the Administrative Agent that on or before December 31, 2005 OPMag.com, Inc. has been dissolved or has satisfied the requirements set forth in Section 7.11 (Additional Personal Property Collateral and Guaranties).

         (r)   Amendments  to  Section  8.1  (Indebtedness).  Section   8.1
(Indebtedness) of the Credit Agreement is hereby amended by (i) deleting "and" at the end of clause (m), (ii) renaming clause (n) thereof as clause (o) (and re-lettering accordingly each reference to such clause in any Loan Document), and (iii) inserting a new clause (n) immediately after clause (m) thereof to read in its entirety as follows:

         (n) Indebtedness incurred for the sole purpose of financing the construction of a new distribution facility in Pennsylvania for Calvin Klein, Intimate Apparel and Chaps products in an aggregate amount not to exceed $30,000,000;

         (s)  Amendments to Section 8.2 (Liens,  Etc.). Clause (f) of Section
8.2 of the Credit Agreement is hereby amended and restated it in its entirety to read as follows:

         (f) purchase money Liens granted by a Warnaco Entity (including the interest of a lessor under a Capital Lease and purchase money Liens to which any property is subject at the time of such Warnaco Entity's acquisition thereof or promptly thereafter) securing Indebtedness permitted under Section 8.1(f) and Section 8.1(n) and limited in each case to the property purchased with the proceeds of such purchase money Indebtedness or subject to such Capital Lease

         (t) Amendments to Section 8.5 (Restricted Payments). Section 8.5 (Restricted Payments) of the Credit Agreement is hereby amended by (i) deleting "and" at the end of subclause (c)(iii), (ii) renaming clause (d) thereof as clause (f) (and re-lettering accordingly each reference to such clause in any Loan Document), and (iii) inserting a new clause (d) and a new clause (e) immediately after subclause (c)(iii) thereof to read in their entirety as follows:

         (d) Restricted Payments by Group in connection with the redemption, repurchase or other acquisition of its common Stock; provided, however, that after giving effect to such Restricted Payments Available Credit is at least equal to $50,000,000;

         (e) cash dividends on common Stock of Group paid and declared in any Fiscal Year; provided, however, that such cash dividends shall not exceed an amount equal to twenty-five percent (25%) of Group's Consolidated Net Income for the most recently completed Fiscal Year; and

         (u) Amendments to Section 8.5 (Restricted Payments). Section 8.5 (Restricted Payments) of the Credit Agreement is hereby amended by deleting the proviso following clause (f) and restating it in its entirety to read as follows:

         provided,  however, that the Restricted Payments described in subclause
     (c)(i) and clauses (d) and (e) shall not be permitted if either (A) an Event of Default or Default shall have occurred and be continuing at the date of declaration or payment thereof or would result therefrom or (B) such Restricted Payment is prohibited under the terms of any Indebtedness (other than the Obligations) of any Warnaco Entity (as in effect on the Amendment No. 3 Effective Date).

     Section 2.     Conditions Precedent to the Effectiveness of this Amendment

                  This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the "Amendment Effective Date") or duly waived by the Administrative Agent:

         (a) Certain Documents

         The Administrative Agent shall have received each of the following, each dated the Amendment Effective Date (unless otherwise agreed by the Administrative Agent), in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:

               (i) this Amendment, duly executed by the Borrower, Group, the Administrative Agent and the Lenders constituting the Requisite Lenders (other than with respect to Sections 1(a) and (g), which shall only become effective when the Administrative Agent shall have received this Amendment duly executed by each Lender) ;

               (ii) the Consent, Agreement and Affirmation of Guaranty in form attached hereto as Exhibit A, duly executed by each of the Subsidiary Guarantors;

               (iii) evidence satisfactory to the Administrative Agent that (A) Ocean Pacific Apparel Corp. has become a Guarantor pursuant to a Guaranty Supplement (as such term is used in the Guaranty) and has become party to the Pledge and Security Agreement pursuant to a Joinder Agreement (as such term is used in the Pledge and Security Agreement); (B) the Administrative Agent has for the benefit of the Lenders a valid and perfected first priority security interest in all personal property interests and other assets of Ocean Pacific Apparel Corp.; and (C) all actions necessary or advisable to ensure the validity or continuing validity of the guaranty of Ocean Pacific Apparel Corp. or to create, maintain or perfect the security interest referred to in subclause (B), including the filing of UCC financing statements in such jurisdictions as may be required by the Collateral Documents or by law or as may be reasonably be requested by the Administrative Agent, have been taken; and

               (iv) such additional documentation as the Administrative Agent may reasonably require.

         (b) Representations and Warranties

         Each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment and after giving effect to the amendments set forth herein.

         (c) No Default or Event of Default

         After giving effect to this Amendment, no Default or Event of Default (except for those that may have been duly waived) shall have occurred and be continuing, either on the date hereof or on the Amendment Effective Date.

         (d) Amendment Fee

         The Borrower shall have paid to the Administrative Agent for the ratable benefit of the Lenders a nonrefundable amendment fee equal to 0.10% of the aggregate amount of the Commitments on the Amendment Effective Date, payable in immediately available funds.

         (e) Fees and Expenses Paid

         The Borrower shall have paid all Obligations due, after giving effect to this Amendment, on or before the later of the date hereof and the Amendment Effective Date and all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and all other Loan Documents) and all other costs, expenses and fees due under any Loan Document.

     Section 3.     Representations and Warranties

         On and as of the date hereof and as of the Amendment Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

         (a) this Amendment has been duly authorized, executed and delivered by the Borrower and Group and constitutes a legal, valid and binding obligation of the Borrower and Group, enforceable against the Borrower and Group in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the Borrower and Group, enforceable against the Borrower and Group in accordance with its terms;

         (b) each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the amendments set forth herein;

         (c) no Default or Event of Default has occurred and is continuing (except for those that are duly waived); and

         (d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).

     Section 4.     Reference to the Effect on the Loan Documents

         (a) As of the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like "thereunder," "thereof" and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment Effective Date.

         (b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Issuers, Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

         (d) This Amendment is a Loan Document.

     Section 5.     Execution in Counterparts

         This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

     Section 6.     Governing Law

         This Amendment shall be governed by and construed in accordance with the law of the State of New York.

     Section 7.     Section Titles

         The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.

     Section 8.     Notices

         All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.

     Section 9.     Severability

         The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person

     Section 10.    Successors

         The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     Section 11.    Waiver of Jury Trial

         EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                        WARNACO INC.,
                                          as Borrower


                                        By: /s/ Lawrence R. Rutkowski
                                            -----------------------------------
                                            Name:  Lawrence R. Rutkowski
                                            Title: Chief Financial Officer


                                        THE WARNACO GROUP, INC.,
                                          as Group


                                        By: /s/ Lawrence R. Rutkowski
                                            -----------------------------------
                                            Name:  Lawrence R. Rutkowski
                                            Title: Chief Financial Officer


                                        CITICORP NORTH AMERICA INC.,
                                          as Administrative Agent and a Lender


                                        By: /s/ Keith R. Gerding
                                            -----------------------------------
                                            Name:  Keith R. Gerding
                                            Title: Vice President


                                        JPMORGAN CHASE BANK, N.A. (F/K/A,
                                          JPMORGAN CHASE BANK)
                                          as Syndication Agent and a Lender


                                        By: /s/ Teri Streusand
                                            -----------------------------------
                                            Name:  Teri Streusand
                                            Title: Vice President


                                        BANK OF AMERICA, NA,
                                          as a Co-Documentation Agent, an
                                          Issuer and a Lender


                                        By: /s/ Kevin W. Corcoran
                                            -----------------------------------
                                            Name:  Kevin W. Corcoran
                                            Title: Vice President


                                        THE CIT GROUP/COMMERCIAL SERVICES, INC.,
                                          as a Co-Documentation Agent and a
                                          Lender


                                        By: /s/ Jeffrey Kremberg
                                            -----------------------------------
                                            Name:  Jeffrey Kremberg
                                            Title: Vice President


                                        WACHOVIA CAPITAL FINANCE CORPORATION
                                          (CENTRAL) (F/K/A, CONGRESS FINANCIAL
                                          CORPORATION (CENTRAL)),
                                          as a Co-Documentation Agent and a
                                          Lender


                                        By: /s/ Anthony Vizgroa
                                            -----------------------------------
                                            Name:  Anthony Vizgroa
                                            Title: Vice President


                                        THE BANK OF NOVA SCOTIA,
                                          as an Issuer and a Lender


                                        By: /s/ Todd Meller
                                            -----------------------------------
                                            Name:  Todd Meller
                                            Title: Managing Director


                                        AMSOUTH BANK,
                                          as a Lender


                                        By: /s/ Frank D. Marsicano
                                            -----------------------------------
                                            Name:  Frank D. Marsicano
                                            Title: Attorney-in-Fact


                                        FLEET RETAIL FINANCE INC.,
                                          as a Lender


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        WELLS FARGO FOOTHILL LLC (F/K/A,
                                          FOOTHILL CAPITAL CORPORATION),
                                          as a Lender


                                        By: /s/ Patrick McCormack
                                            -----------------------------------
                                            Name:  Patrick McCormack
                                            Title: Assistant Vice President


                                        NATIONAL CITY BUSINESS CREDIT, INC.,
                                          as a Lender


                                        By: /s/ Joseph L. Kwasng
                                            -----------------------------------
                                            Name:  Joseph L. Kwasng
                                            Title: Director


                                        SIEMENS FINANCIAL SERVICES, INC.,
                                          as a Lender


                                        By: /s/ Mark Picillo
                                            -----------------------------------
                                            Name:  Mark Picillo
                                            Title: Vice President


                                        WEBSTER BUSINESS CREDIT CORPORATION
                                          (F/K/A, WHITEHALL BUSINESS CREDIT
                                          CORPORATION),
                                          as a Lender


                                        By: /s/ Gordon Massara
                                            -----------------------------------
                                            Name:  Gordon Massara
                                            Title: Assistant Vice President


                                        UPS CAPITAL CORPORATION,
                                          as a Lender


                                        By: /s/ John P. Holloway
                                            -----------------------------------
                                            Name:  John P. Holloway
                                            Title: Director of Portfolio
                                                   Management

                 CONSENT, AGREEMENT AND AFFIRMATION OF GUARANTY


         Each of the undersigned Guarantors hereby consents to the terms of the foregoing Amendment No. 3 in its capacity as a Guarantor under the Credit Agreement and agrees that the terms thereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified thereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified thereby).


As of September 15, 2005:

                                        184 BENTON STREET, INC.
                                        A.B.S. CLOTHING COLLECTION, INC.
                                        ABBEVILLE MANUFACTURING COMPANY
                                        WARNACO SWIMWEAR INC.
                                        AUTHENTIC FITNESS ON-LINE, INC.
                                        WARNACO SWIMWEAR PRODUCTS, INC.
                                        AUTHENTIC FITNESS RETAIL INC.
                                        CALVIN KLEIN JEANSWEAR COMPANY
                                        CCC ACQUISITION CORP.
                                        C.F. HATHAWAY COMPANY
                                        CKJ HOLDINGS, INC.
                                        DESIGNER HOLDINGS LTD.
                                        GREGORY STREET, INC.
                                        JEANSWEAR HOLDINGS, INC.
                                        KAI JAY MANUFACTURING COMPANY
                                        MYRTLE AVENUE, INC.
                                        OCEAN PACIFIC APPAREL CORP.
                                        OUTLET HOLDINGS, INC.
                                        OUTLET STORES, INC.
                                        RIO SPORTSWEAR, INC.
                                        UBERTECH PRODUCTS, INC.
                                        WARNACO MEN'S SPORTSWEAR, INC.
                                        WARNACO PUERTO RICO, INC.
                                        WARNACO SOURCING INC.
                                        WARNACO U.S. INC.
                                        WARNER'S DE COSTA RICA INC.,
                                        as Guarantors


                                        By: /s/ Lawrence R. Rutkowski
                                            -----------------------------------
                                            Name:  Lawrence R. Rutkowski
                                            Title: Vice President and Treasurer

                                        CKU.COM, INC.,
                                        as Guarantor


                                        By: /s/ Lawrence R. Rutkowski
                                            -----------------------------------
                                            Name:  Lawrence R. Rutkowski
                                            Title: Vice President and Treasurer


                                        THE WARNACO GROUP, INC.,
                                        as Guarantor


                                        By: /s/ Lawrence R. Rutkowski
                                            -----------------------------------
                                            Name:  Lawrence R. Rutkowski
                                            Title: Chief Financial Officer